EQUITY AND NON-CONTROLLING INTERESTS	6 Months Ended
Jun. 30, 2018
Disclosure of classes of share capital [abstract]
EQUITY AND NON-CONTROLLING INTERESTS	NOTE 6 – EQUITY AND NON-CONTROLLING INTERESTS
Authorized shares
At the extraordinary general meeting of shareholders held on May 16, 2018, the shareholders approved the change of currency of the Company's share capital from euro to U.S. dollar. Following this approval, the authorized share capital amounts to 411 represented by 1,151,576,921 ordinary shares without nominal value.
Share capital
As a result of the above mentioned change of currency, the issued share capital amounts to 364 as of June 30, 2018, based on the exchange rate published by the European Central Bank on May 15, 2018. The difference has been transferred to additional paid-in capital. There was no change in the aggregate number of shares issued and fully paid up which continues to amount to 1,021,903,623 as of June 30, 2018 and December 31, 2017.
Dividends
On May 9, 2018 at the annual general meeting of shareholders, the shareholders approved the Company’s dividend of $0.10 per share. The dividend amounted to 101 and was paid on June 13, 2018.
Share buyback
On March 26, 2018, ArcelorMittal completed a share buyback program under the authorization given at the annual general meeting of shareholders held on May 5, 2015. ArcelorMittal repurchased 7 million shares for a total value of €184 million (226) at an average price per share of €26.34 (equivalent to $32.36).
Treasury shares
ArcelorMittal held 8.6 million and 2.0 million treasury shares as of June 30, 2018 and December 31, 2017, respectively.